UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2017

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LINDSAY CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-13419	47-0554096
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street
Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

                            (402) 829-6800

(Registrant’s telephone number, including area code)

                            Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On January 31, 2017, Lindsay Corporation (the “Company”) held its annual meeting of stockholders (the “2017 Annual Meeting”).  A total of 9,232,936 shares of the Company’s common stock, or 86.67% of the 10,653,479 shares entitled to vote, were represented in person or by proxy at the 2017 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the 2017 Annual Meeting are set forth below.

1.	The stockholders elected three directors with terms expiring in 2020, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Michael N. Christodolou	8,202,151	158,669	872,116
W. Thomas Jagodinski	8,244,973	115,847	872,116
David B. Rayburn	8,243,032	117,788	872,116

2.	The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2017, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	9,190,857	37,800	4,279

3.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	8,122,285	225,118	13,417	872,116

4.

The stockholders approved, on an advisory basis, one year as the frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation	7,705,377	184,291	433,539	37,613	872,116

In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of the foregoing majority stockholder vote in favor of holding a stockholder advisory vote every year to approve the compensation of the Company’s named executive officers, the Company’s Board of Directors has decided to hold such a stockholder advisory vote every year to approve the compensation of the Company’s named executive officers. The Company shall continue to hold such vote every year until the next vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, which is expected to occur at the Company’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian L. Ketcham _
Dated: February 1, 2017	LINDSAY CORPORATION By:/s/ Brian L. Ketcham Brian L. Ketcham, Vice President and Chief Financial Officer